Exhibit 99.1

Sarah Williamson appointed to the EXL Board of Directors

NEW YORK, June 20, 2023 – EXL [NASDAQ: EXLS], a leading data analytics and digital operations and solutions company, announced that Sarah Williamson, chief executive officer, board member and strategy officer, has been named to EXL’s board of directors as an independent director effective June 20, 2023.

“Sarah has extensive experience in investment management, mergers & acquisitions, and corporate governance and has honed her focus on long-term investing while being a distinguished leader with more than 25 years of global business experience,” said Vikram S. Pandit, chairperson of the board of EXL. “We are grateful to have Sarah’s perspective which will contribute to our board’s ability to identify and seize growth opportunities, ensuring our organization remains at the forefront of innovation.”

“With her extensive experience in business and capital deployment strategies, Sarah brings a fresh perspective to our board,” said Rohit Kapoor, vice chairperson and chief executive officer of EXL. “She will help fuel our strategic decision-making processes and drive us towards even greater success in the ever-evolving business landscape.”

“I am excited to join the innovative thinkers at EXL, leveraging data-led insights to navigate the complex landscape of insurance, healthcare, financial services and other business sectors,” said Williamson. “I will work with the board to unlock untapped potential, shape strategies and propel these sectors’ future solutions. This is our chance to make an impact, leverage new cutting-edge technologies and embark on a transformational journey.”

Williamson is currently the chief executive officer of FCLTGlobal, a not-for-profit organization whose mission is to focus capital on the long term to support a sustainable and prosperous economy. Prior to joining FCLTGlobal, she spent over 20 years with Wellington Management, a private, independent investment management firm, including as a Partner and Director of Alternative Investments. Before Wellington Management, Williamson was a senior engagement manager at McKinsey & Company, a special assistant at the U.S. Department of State, and a Goldman Sachs mergers and acquisitions investment banker. She also serves as a Director of Evercore (NYSE:EVR) where she is a member of the audit committee and the compensation committee.

For more information on EXL, click here.

###

About EXL

EXL (NASDAQ: EXLS) is a leading data analytics and digital operations and solutions company that partners with clients to improve business outcomes and unlock growth. By bringing together deep domain expertise with robust data, powerful analytics, cloud, artificial intelligence (“AI”) and machine learning (“ML”), we create agile, scalable solutions and execute complex operations for the world’s leading corporations in industries including insurance, healthcare, banking and financial services, media, and retail, among others. Focused on driving faster decision-making and transforming operating models, EXL was founded on the core values of innovation, collaboration, excellence, integrity and respect. Headquartered in New York, our team is over 47,000 strong, with more than 50 offices spanning six continents. For more information, visit www.exlservice.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. You should not place undue reliance on those statements because they are subject to numerous uncertainties and factors relating to EXL’s operations and business environment, all of which are difficult to predict and many of which are beyond EXL’s control. Forward-looking statements include information concerning EXL’s possible or assumed future results of operations, including descriptions of its business strategy. These statements may include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are based on assumptions that we have made in light of management’s experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. You should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions. Although EXL believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect EXL’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors, which include our ability to maintain and grow client demand, our ability to hire and retain sufficiently trained employees, and our ability to accurately estimate and/or manage costs, rising interest rates, rising inflation and recessionary economic trends, are discussed in more detail in EXL’s filings with the Securities and Exchange Commission, including EXL’s Annual Report on Form 10-K. You should keep in mind that any forward-looking statement made herein, or elsewhere, speaks only as of the date on which it is made. New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect EXL. EXL has no obligation to update any forward-looking statements after the date hereof, except as required by federal securities laws.

© 2023 ExlService Holdings, Inc. All rights reserved. For more information go to www.exlservice.com/legal-disclaimer

Contacts

Media

Keith Little

+1 703-598-0980

media.relations@exlservice.com

Investor Relations

John Kristoff

+1 212 209 4613

IR@exlservice.com